Land Use Rights, Net	12 Months Ended
Dec. 31, 2024
Land Use Rights, Net
Land Use Rights, Net

5. Land Use Rights, Net

There is no private land ownership in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. Land use rights are amortized using the straight-line method over the lease term of around 50 years or less. The weighted average remaining lease term is 43 and 43 years as of December 31, 2023 and 2024 respectively.

	As of December 31,
	2023	2024
	RMB	RMB
Cost	6,244,857	6,893,477
Less: Accumulated amortization	(607,756)	(723,244)
Land use rights, net	5,637,101	6,170,233

Amortization expenses for land use rights were RMB123,450, RMB128,193 and RMB134,630 for the years ended December 31, 2022, 2023 and 2024, respectively.

As of December 31, 2023 and 2024, the title certificates for certain land use rights of the Company with carrying value of approximately RMB89,295 and RMB174,043, respectively, had not been obtained.